UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2021, at the 2021 Annual Meeting of Shareholders, the shareholders of Myers Industries, Inc. (the “Company”) approved the Company’s 2021 Long-Term Incentive Plan (the “Plan”). Under the Plan, the Company may grant equity-based incentive awards to non-employee directors, officers, and other eligible participants. A total of 2,000,000 shares of the Company’s common stock are reserved for issuance under the Plan. The awards available for grant under the Plan include stock options, stock appreciation rights, restricted shares of common stock, and restricted stock units. The Plan will be administered by the Compensation and Management Development Committee of the Board of Directors and will expire on April 29, 2031.

The foregoing summary of the Plan is qualified in its entirety by reference to the detailed summary of the Plan set forth in the section “Proposal No. 4 – Adopt the Myers Industries, Inc. 2021 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 26, 2021 (as updated by the supplement filed on April 20, 2021) and to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2021, the shareholders of Myers Industries, Inc. (the “Company”) approved two amendments to Article VII of the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to require that directors be elected by a majority of votes cast in uncontested elections and to provide that all matters subject to shareholder approval may be approved by a majority of the voting power of the Company. The amendments to Article VII of the Articles replace the plurality voting standard for uncontested director elections and the current two-thirds majority voting standard for all matters requiring shareholder approval. The Articles were amended and restated as set forth in the Second Amended and Restated Articles of Incorporation, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Also on April 29, 2021, the Board of Directors of the Company amended its Amended and Restated Code of Regulations (as so amended, the “Regulations”). Article II, Section 3 of the Regulations was amended to require that directors be elected by a majority of votes cast in uncontested elections. The amendment to Article II, Section 3 of the Regulations replaces the plurality voting standard in the Regulations for uncontested director elections in a manner consistent with the amendment to Article VII of the Articles approved by the Company’s shareholders. The foregoing description of the amendment to the Regulations is qualified in its entirety by reference to the full text of the Regulations, a copy of which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07Submission of Matters to a Vote of Security Holders.

On April 29, 2021, Myers Industries, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 5, 2021, the record date for the Annual Meeting, 36,008,505 common shares were outstanding and entitled to vote. At the Annual Meeting, 34,225,171, or approximately 95.05%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 1,793,489 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2021 (the “Proxy Statement”).

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2022 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Vote
Yvette Dapremont Bright	32,364,894	66,788	1,793,489
Sarah R. Coffin	31,786,592	645,090	1,793,489
Ronald M. De Feo	31,781,623	650,059	1,793,489
William A. Foley	31,565,825	865,857	1,793,489
Jeffrey Kramer	32,367,001	64,681	1,793,489
F. Jack Liebau, Jr.	31,761,937	669,745	1,793,489
Bruce M. Lisman	31,752,546	679,136	1,793,489
Lori Lutey	31,830,466	601,216	1,793,489
Michael McGaugh	32,040,128	391,554	1,793,489
Robert A. Stefanko	31,725,416	706,266	1,793,489

Proposal No. 2. Amend Article VII of the Articles to Provide for Majority Voting for Directors in Uncontested Elections.

The Company’s shareholders approved an amendment to Article VII of the Company’s Amended and Restated Articles of Incorporation (“Articles”) to require that directors be elected by a majority of votes cast in uncontested elections. Voting results on this proposal were as follows:

For	32,386,622
Against	40,110
Abstain	4,950
Broker Non-Vote	1,793,489

Proposal No. 3. Amend Article VII of the Articles to Provide for Majority Voting On All Matters Subject to Shareholder Approval.

The Company’s shareholders approved an amendment to Article VII of the Articles to provide that all matters subject to shareholder approval may be approved by a majority of the voting power of the Company. Voting results on this proposal were as follows:

For	32,357,754
Against	69,263
Abstain	4,665
Broker Non-Vote	1,793,489

Proposal No. 4. Adopt 2021 Long-Term Incentive Plan.

The Company’s shareholders approved the adoption of the Myers Industries, Inc. 2021 Long-Term Incentive Plan. Voting results on this proposal were as follows:

For	30,971,154
Against	1,426,202
Abstain	34,326
Broker Non-Vote	1,793,489

Proposal No. 5. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2020 compensation of the Company’s named executive officers, with over 99% of the total shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	32,145,637
Against	261,426
Abstain	24,619
Broker Non-Vote	1,793,489

Proposal No. 6. Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2021. Voting results on this proposal were as follows:

For	33,973,217
Against	246,525
Abstain	5,429
Broker Non-Vote	—

Item 9.01Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description

3.1	Myers Industries, Inc. Second Amended and Restated Articles of Incorporation

3.2	Myers Industries, Inc. Amended and Restated Code of Regulations, as amended

10.1	Myers Industries, Inc. 2021 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Andrean R. Horton
Andrean R. Horton
Chief Legal Officer and Secretary

Date: April 29, 2021